UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 15, 2014

SYNAGEVA BIOPHARMA CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23155	56-1808663
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

33 Hayden Avenue, Suite 520,

Lexington, Massachusetts 02421

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 357-9900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

In connection with its March 2014 equity offering, Synageva BioPharma Corp. (the “Company”) entered into a new Registration Rights Agreement (the “Registration Rights Agreement”) with certain of its stockholders on May 1, 2014. Pursuant to the Registration Rights Agreement, the Company filed a final prospectus supplement to its registration statement on Form S-3 (File No. 333-185856) on May 15, 2014 covering the resale of 11,400,177 shares of common stock of the Company, par value of $0.001 per share (the “Securities”) by the stockholders party thereto.

In connection with the resale of the Securities, the opinion of Steve Mahoney, Senior Vice President and Chief Legal Officer of the Company is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

5.1	Opinion of Steve Mahoney, Senior Vice President and Chief Legal Officer.

23.1	Consent of Steve Mahoney, Senior Vice President and Chief Legal Officer (included in Exhibit 5.1 above).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNAGEVA BIOPHARMA CORP.

By:	/s/ Sanj K. Patel
Sanj K. Patel
President and Chief Executive Officer

Date: May 15, 2014

Index to Exhibits

5.1	Opinion of Steve Mahoney, Senior Vice President and Chief Legal Officer.

23.1	Consent of Steve Mahoney, Senior Vice President and Chief Legal Officer (included in Exhibit 5.1 above).